CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-8

DERIVED INFORMATION  [9/30/05]

[$1,473,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$1,483,500,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-8

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – 40Yr Initial Amortization Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 10/01/05 cutoff date.  The final numbers will be found in the prospectus supplement.  Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.

Total Number of Loans	52
Total Outstanding Loan Balance	$13,519,646**	Min	Max
Average Loan Current Balance	$259,993	$80,071	$549,597
Weighted Average Original LTV	80.5%
Weighted Average Original CLTV	87.4%
Weighted Average Coupon	7.07%	5.45%	9.35%
Arm Weighted Average Coupon	7.09%
Fixed Weighted Average Coupon	6.35%
Weighted Average Margin	6.62%	5.15%	8.25%
Weighted Average FICO (Non-Zero)	621
Weighted Average Age (Months)	2
% Silent Second	39.0%
% First Liens	100.0%
% Second Liens	0.0%
% Arms	97.9%
% Fixed	2.1%
% of Loans with Mortgage Insurance	0.0%

** Loans bearing an initial amortization term of 40 years will comprise approximately [$14,000,000] of the total [$1,500,000,100] collateral.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO	DTI
5.01 - 5.50	2	267,689	2.0	5.48	80.0	637	45.9
5.51 - 6.00	4	567,854	4.2	5.86	80.0	642	45.5
6.01 - 6.50	8	1,866,928	13.8	6.35	82.6	655	45.1
6.51 - 7.00	17	4,749,710	35.1	6.72	79.5	647	40.1
7.01 - 7.50	10	2,960,497	21.9	7.29	76.9	599	44.3
7.51 - 8.00	5	1,585,560	11.7	7.81	79.3	571	43.1
8.01 - 8.50	3	889,030	6.6	8.29	89.3	585	43.5
8.51 - 9.00	2	364,279	2.7	8.86	90.0	570	39.0
9.01 - 9.50	1	268,096	2.0	9.35	90.0	598	39.8
Total:	52	13,519,646	100.0	7.07	80.5	621	42.6

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA	WA
FICO	Loans	Balance	Balance	%	%	FICO	DTI
501 - 525	1	398,634	2.9	7.80	75.0	523	46.0
526 - 550	1	194,871	1.4	7.50	84.8	533	50.3
551 - 575	6	1,773,999	13.1	7.36	76.6	563	43.4
576 - 600	10	3,400,050	25.1	7.81	80.4	588	42.8
601 - 625	8	1,384,832	10.2	6.50	77.3	611	41.3
626 - 650	9	2,176,814	16.1	6.64	83.4	638	41.9
651 - 675	10	2,331,530	17.2	6.79	83.1	657	41.4
676 - 700	3	664,025	4.9	6.55	82.4	694	46.4
701 - 725	3	815,217	6.0	6.52	80.0	713	36.3
726 - 750	1	379,674	2.8	6.59	80.0	729	51.3
Total:	52	13,519,646	100.0	7.07	80.5	621	42.6

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO	DTI
50,001 - 100,000	2	179,997	1.3	7.17	84.4	653	42.6
100,001 - 150,000	14	1,780,874	13.2	6.61	81.9	630	43.6
150,001 - 200,000	9	1,619,283	12.0	7.05	84.3	620	40.8
200,001 - 250,000	2	445,063	3.3	7.06	85.1	630	47.5
250,001 - 300,000	8	2,258,720	16.7	7.35	82.1	619	39.6
300,001 - 350,000	3	978,367	7.2	6.62	76.6	633	37.6
350,001 - 400,000	5	1,872,803	13.9	6.85	80.6	663	45.2
400,001 - 450,000	2	864,775	6.4	7.42	83.8	618	43.6
450,001 - 500,000	4	1,947,017	14.4	7.15	80.9	607	40.4
500,001 - 550,000	3	1,572,746	11.6	7.49	70.9	573	48.3
Total:	52	13,519,646	100.0	7.07	80.5	621	42.6

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA	WA
Original LTV (%)	Loans	Balance	Balance	%	%	FICO	DTI
60.001 - 65.000	2	1,069,016	7.9	7.13	61.9	569	49.3
65.001 - 70.000	1	327,727	2.4	6.70	69.8	604	29.7
70.001 - 75.000	4	1,336,098	9.9	7.40	73.7	573	37.5
75.001 - 80.000	26	5,941,763	43.9	6.56	79.9	651	42.3
80.001 - 85.000	5	1,210,873	9.0	7.02	84.7	610	45.4
85.001 - 90.000	13	3,437,767	25.4	7.79	88.9	611	43.2
90.001 - 95.000	1	196,402	1.5	8.50	91.0	596	43.0
Total:	52	13,519,646	100.0	7.07	80.5	621	42.6

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO	DTI
0	2	351,755	2.6	8.35	87.2	595	47.8
1	3	1,214,756	9.0	7.19	76.5	653	40.5
2	42	11,165,696	82.6	7.07	80.7	617	42.7
3	5	787,440	5.8	6.40	80.6	645	41.1
Total:	52	13,519,646	100.0	7.07	80.5	621	42.6

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO	DTI
Full	14	2,549,993	18.9	6.53	76.8	600	44.6
Reduced	14	3,616,213	26.7	7.02	82.6	648	42.5
Stated Income / Stated Assets	24	7,353,440	54.4	7.29	80.7	615	41.9
Total:	52	13,519,646	100.0	7.07	80.5	621	42.6

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO	DTI
Primary	51	13,332,121	98.6	7.07	80.4	620	42.6
Investor	1	187,525	1.4	7.50	90.0	669	42.6
Total:	52	13,519,646	100.0	7.07	80.5	621	42.6

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA	WA
State	Loans	Balance	Balance	%	%	FICO	DTI
California	23	8,053,438	59.6	7.26	80.1	615	40.5
Florida	3	1,070,995	7.9	7.10	75.8	610	50.3
Washington	5	1,057,087	7.8	6.59	80.9	653	47.9
Arizona	7	902,340	6.7	6.27	82.1	636	47.0
Colorado	3	538,215	4.0	6.83	86.7	651	41.4
Pennsylvania	2	394,971	2.9	6.40	82.0	641	42.9
Oregon	2	385,207	2.8	6.37	76.5	587	43.6
Nevada	2	303,967	2.2	6.44	77.2	629	31.2
Maryland	1	251,829	1.9	8.82	90.0	569	46.9
Minnesota	1	234,844	1.7	7.49	89.7	654	49.3
Michigan	2	226,828	1.7	7.08	82.0	619	37.8
Wisconsin	1	99,926	0.7	7.15	80.0	661	49.9
Total:	52	13,519,646	100.0	7.07	80.5	621	42.6

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA	WA
Purpose	Loans	Balance	Balance	%	%	FICO	DTI
Purchase	19	4,506,847	33.3	6.83	81.8	643	43.8
Refinance - Rate Term	1	123,892	0.9	6.54	80.0	634	32.0
Refinance - Cashout	32	8,888,907	65.7	7.20	79.8	610	42.1
Total:	52	13,519,646	100.0	7.07	80.5	621	42.6

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA	WA
Product	Loans	Balance	Balance	%	%	FICO	DTI
Arm 2/28	46	12,100,655	89.5	7.11	80.7	619	42.3
Arm 3/27	5	1,134,452	8.4	6.89	78.9	635	45.4
B30/40	1	284,539	2.1	6.35	80.0	645	45.0
Total:	52	13,519,646	100.0	7.07	80.5	621	42.6

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA	WA
Property Type	Loans	Balance	Balance	%	%	FICO	DTI
Single Family Residence	43	11,481,747	84.9	7.05	80.2	619	43.5
PUD	4	1,245,409	9.2	6.99	80.7	637	36.9
Condo	5	792,490	5.9	7.54	84.8	628	38.8
Total:	52	13,519,646	100.0	7.07	80.5	621	42.6

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO	DTI
5.01 - 5.50	4	780,767	5.9	6.04	84.0	631	50.2
5.51 - 6.00	10	1,875,630	14.2	6.49	78.4	618	38.0
6.01 - 6.50	12	3,520,307	26.6	7.04	80.5	614	45.0
6.51 - 7.00	19	5,639,234	42.6	7.17	80.2	628	42.4
7.01 - 7.50	3	464,205	3.5	8.49	87.8	590	41.3
7.51 - 8.00	2	455,622	3.4	8.59	90.0	627	40.9
8.01 - 8.50	1	499,342	3.8	7.80	71.4	595	33.8
Total:	51	13,235,107	100.0	7.09	80.5	621	42.5

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO	DTI
19 - 21	7	2,641,124	20.0	7.23	75.6	614	41.7
22 - 24	39	9,459,531	71.5	7.07	82.1	621	42.4
31 - 33	1	398,634	3.0	7.80	75.0	523	46.0
34 - 36	4	735,818	5.6	6.39	81.1	696	45.1
Total:	51	13,235,107	100.0	7.09	80.5	621	42.5

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO	DTI
9.51 - 11.50	2	267,689	2.0	5.48	80.0	637	45.9
11.51 - 12.00	4	567,854	4.3	5.86	80.0	642	45.5
12.01 - 12.50	7	1,582,389	12.0	6.35	83.1	657	45.1
12.51 - 13.00	17	4,749,710	35.9	6.72	79.5	647	40.1
13.01 - 13.50	10	2,960,497	22.4	7.29	76.9	599	44.3
13.51 - 14.00	5	1,585,560	12.0	7.81	79.3	571	43.1
14.01 - 14.50	3	889,030	6.7	8.29	89.3	585	43.5
14.51 - 15.00	2	364,279	2.8	8.86	90.0	570	39.0
15.01 - 15.50	1	268,096	2.0	9.35	90.0	598	39.8
Total:	51	13,235,107	100.0	7.09	80.5	621	42.5

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO	DTI
4.51 - 5.50	2	267,689	2.0	5.48	80.0	637	45.9
5.51 - 6.00	4	567,854	4.3	5.86	80.0	642	45.5
6.01 - 6.50	7	1,582,389	12.0	6.35	83.1	657	45.1
6.51 - 7.00	17	4,749,710	35.9	6.72	79.5	647	40.1
7.01 - 7.50	10	2,960,497	22.4	7.29	76.9	599	44.3
7.51 - 8.00	5	1,585,560	12.0	7.81	79.3	571	43.1
8.01 - 8.50	3	889,030	6.7	8.29	89.3	585	43.5
8.51 - 9.00	2	364,279	2.8	8.86	90.0	570	39.0
9.01 - 9.50	1	268,096	2.0	9.35	90.0	598	39.8
Total:	51	13,235,107	100.0	7.09	80.5	621	42.5

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO	DTI
3.00	51	13,235,107	100.0	7.09	80.5	621	42.5
Total:	51	13,235,107	100.0	7.09	80.5	621	42.5

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO	DTI
1.00	51	13,235,107	100.0	7.09	80.5	621	42.5
Total:	51	13,235,107	100.0	7.09	80.5	621	42.5

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO	DTI
0	52	13,519,646	100.0	7.07	80.5	621	42.6
Total:	52	13,519,646	100.0	7.07	80.5	621	42.6

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA	WA
Top 5 Zipcodes	Loans	Balance	Balance	%	%	FICO	DTI
94566	1	549,597	4.1	7.15	62.5	553	44.6
33040	1	519,419	3.8	7.10	61.2	586	54.2
94503	1	503,731	3.7	8.25	90.0	580	46.2
95116	1	499,654	3.7	7.35	87.0	626	36.6
95829	1	499,342	3.7	7.80	71.4	595	33.8
Other	47	10,947,904	81.0	6.97	82.0	629	42.4
Total:	52	13,519,646	100.0	7.07	80.5	621	42.6

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA	WA
DTI	Loans	Balance	Balance	%	%	FICO	DTI
20.01 - 30.00	4	908,288	6.7	6.97	76.6	622	25.5
30.01 - 40.00	14	3,820,829	28.3	7.25	80.6	629	36.4
40.01 - 50.00	28	7,274,294	53.8	7.04	82.1	618	45.8
50.01 - 60.00	6	1,516,235	11.2	6.86	75.1	618	53.0
Total:	52	13,519,646	100.0	7.07	80.5	621	42.6